                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 17

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of July 1, 2015, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to reduce the advisory fee for Invesco Pennsylvania Tax Free Income Fund;

   NOW, THEREFORE, the parties agree that:

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

  NAME OF FUND                      EFFECTIVE DATE OF ADVISORY AGREEMENT
  ------------                      ------------------------------------
  Invesco American Franchise Fund          February 12, 2010

  Invesco California Tax-Free              February 12, 2010
  Income Fund

  Invesco Core Plus Bond Fund              June 2, 2009

  Invesco Equally-Weighted S&P 500         February 12, 2010
  Fund

  Invesco Equity and Income Fund           February 12, 2010

  Invesco Floating Rate Fund               April 14, 2006

  Invesco Global Real Estate               March 12, 2007
  Income Fund

  Invesco Growth and Income Fund           February 12, 2010

  Invesco Low Volatility Equity            March 31, 2006
  Yield Fund

  Invesco Pennsylvania Tax Free            February 12, 2010
  Income Fund

  Invesco S&P 500 Index Fund               February 12, 2010

  Invesco Small Cap Discovery Fund         February 12, 2010

  Invesco Strategic Real Return            April 22, 2014
  Fund

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of each Fund, as full compensation for all services rendered, an advisory fee for such Funds as set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Funds for the calendar year computed in the manner used for the determination of the net asset value of shares of such Funds.

                          INVESCO CORE PLUS BOND FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.450%
Next $500 million..................................................    0.425%
Next $1.5 billion..................................................    0.400%
Next $2.5 billion..................................................    0.375%
Over $5 billion....................................................    0.350%

                          INVESCO FLOATING RATE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................     0.65%
Next $4.5 billion..................................................     0.60%
Next $5 billion....................................................    0.575%
Over $10 billion...................................................     0.55%

                    INVESCO GLOBAL REAL ESTATE INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.75%
Next $250 million..................................................    0.74%
Next $500 million..................................................    0.73%
Next $1.5 billion..................................................    0.72%
Next $2.5 billion..................................................    0.71%
Next $2.5 billion..................................................    0.70%
Next $2.5 billion..................................................    0.69%
Amount over $10 billion............................................    0.68%

                   INVESCO LOW VOLATILITY EQUITY YIELD FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................     0.60%
Next $250 million..................................................    0.575%
Next $500 million..................................................     0.55%
Next $1.5 billion..................................................    0.525%
Next $2.5 billion..................................................     0.50%
Next $2.5 billion..................................................    0.475%
Next $2.5 billion..................................................     0.45%
Over $10 billion...................................................    0.425%

                    INVESCO CALIFORNIA TAX-FREE INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................     0.47%
Next $250 million..................................................    0.445%
Next $250 million..................................................     0.42%
Next $250 million..................................................    0.395%
Over $1.25 billion.................................................     0.37%

                     INVESCO EQUALLY-WEIGHTED S&P 500 FUND
                          INVESCO S&P 500 INDEX FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $2 billion...................................................    0.12%
Over $2 billion....................................................    0.10%

                        INVESCO EQUITY AND INCOME FUND
                        INVESCO GROWTH AND INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $150 million.................................................    0.50%
Next $100 million..................................................    0.45%
Next $100 million..................................................    0.40%
Over $350 million..................................................    0.35%

                        INVESCO AMERICAN FRANCHISE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.695%
Next $250 million..................................................     0.67%
Next $500 million..................................................    0.645%
Next $550 million..................................................     0.62%
Next $3.45 billion.................................................     0.60%
Next $250 million..................................................    0.595%
Next $2.25 billion.................................................     0.57%
Next $2.5 billion..................................................    0.545%
Over $10 billion...................................................     0.52%

                   INVESCO PENNSYLVANIA TAX FREE INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.50%
Over $500 million..................................................    0.40%

                       INVESCO SMALL CAP DISCOVERY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.80%
Next $500 million..................................................    0.75%
Over $1 billion....................................................    0.70%

                      INVESCO STRATEGIC REAL RETURN FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion...................................................    0.40%
Next $2.5 billion..................................................    0.35%
Over $3.5 billion..................................................    0.33%

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                               AIM COUNSELOR SERIES TRUST
                                               (INVESCO COUNSELOR SERIES TRUST)

Attest:  /s/ Peter Davidson                    By:    /s/ John M. Zerr
         -------------------------------              --------------------------
           Assistant Secretary                          John M. Zerr
                                                        Senior Vice President

(SEAL)

                                               INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson                    By:    /s/ John M. Zerr
         -------------------------------              --------------------------
           Assistant Secretary                          John M. Zerr
                                                        Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 18

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of September 30, 2015, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to add Invesco Short Duration High Yield Municipal Fund;

   NOW, THEREFORE, the parties agree that:

   1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

      NAME OF FUND                   EFFECTIVE DATE OF ADVISORY AGREEMENT
      ------------                   ------------------------------------
      Invesco American Franchise            February 12, 2010
      Fund

      Invesco California Tax-Free           February 12, 2010
      Income Fund

      Invesco Core Plus Bond Fund           June 2, 2009

      Invesco Equally-Weighted S&P          February 12, 2010
      500 Fund

      Invesco Equity and Income Fund        February 12, 2010

      Invesco Floating Rate Fund            April 14, 2006

      Invesco Global Real Estate            March 12, 2007
      Income Fund

      Invesco Growth and Income Fund        February 12, 2010

      Invesco Low Volatility Equity         March 31, 2006
      Yield Fund

      Invesco Pennsylvania Tax Free         February 12, 2010
      Income Fund

      Invesco S&P 500 Index Fund            February 12, 2010

      Invesco Short Duration High           September 30, 2015
      Yield Municipal Fund

      Invesco Small Cap Discovery           February 12, 2010
      Fund

      Invesco Strategic Real Return         April 22, 2014
      Fund

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of each Fund, as full compensation for all services rendered, an advisory fee for such Funds as set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Funds for the calendar year computed in the manner used for the determination of the net asset value of shares of such Funds.

                          INVESCO CORE PLUS BOND FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.450%
Next $500 million..................................................    0.425%
Next $1.5 billion..................................................    0.400%
Next $2.5 billion..................................................    0.375%
Over $5 billion....................................................    0.350%

                          INVESCO FLOATING RATE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................     0.65%
Next $4.5 billion..................................................     0.60%
Next $5 billion....................................................    0.575%
Over $10 billion...................................................     0.55%

                    INVESCO GLOBAL REAL ESTATE INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.75%
Next $250 million..................................................    0.74%
Next $500 million..................................................    0.73%
Next $1.5 billion..................................................    0.72%
Next $2.5 billion..................................................    0.71%
Next $2.5 billion..................................................    0.70%
Next $2.5 billion..................................................    0.69%
Amount over $10 billion............................................    0.68%

                   INVESCO LOW VOLATILITY EQUITY YIELD FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................     0.60%
Next $250 million..................................................    0.575%
Next $500 million..................................................     0.55%
Next $1.5 billion..................................................    0.525%
Next $2.5 billion..................................................     0.50%
Next $2.5 billion..................................................    0.475%
Next $2.5 billion..................................................     0.45%
Over $10 billion...................................................    0.425%

                    INVESCO CALIFORNIA TAX-FREE INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................     0.47%
Next $250 million..................................................    0.445%
Next $250 million..................................................     0.42%
Next $250 million..................................................    0.395%
Over $1.25 billion.................................................     0.37%

                     INVESCO EQUALLY-WEIGHTED S&P 500 FUND
                          INVESCO S&P 500 INDEX FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $2 billion...................................................    0.12%
Over $2 billion....................................................    0.10%

                        INVESCO EQUITY AND INCOME FUND
                        INVESCO GROWTH AND INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $150 million.................................................    0.50%
Next $100 million..................................................    0.45%
Next $100 million..................................................    0.40%
Over $350 million..................................................    0.35%

                        INVESCO AMERICAN FRANCHISE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.695%
Next $250 million..................................................     0.67%
Next $500 million..................................................    0.645%
Next $550 million..................................................     0.62%
Next $3.45 billion.................................................     0.60%
Next $250 million..................................................    0.595%
Next $2.25 billion.................................................     0.57%
Next $2.5 billion..................................................    0.545%
Over $10 billion...................................................     0.52%

                   INVESCO PENNSYLVANIA TAX FREE INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.50%
Over $500 million..................................................    0.40%

                       INVESCO SMALL CAP DISCOVERY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.80%
Next $500 million..................................................    0.75%
Over $1 billion....................................................    0.70%

               INVESCO SHORT DURATION HIGH YIELD MUNICIPAL FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $300 million.................................................    0.50%
Next $300 million..................................................    0.46%
Over $600 million..................................................    0.42%

                      INVESCO STRATEGIC REAL RETURN FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion...................................................    0.40%
Next $2.5 billion..................................................    0.35%
Over $3.5 billion..................................................    0.33%

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                               AIM COUNSELOR SERIES TRUST
                                               (INVESCO COUNSELOR SERIES TRUST)

Attest:  /s/ Stephen R. Rimes                  By:    /s/ John M. Zerr
         -------------------------------              --------------------------
           Assistant Secretary                          John M. Zerr
                                                        Senior Vice President

(SEAL)

                                               INVESCO ADVISERS, INC.

Attest:  /s/ Stephen R. Rimes                  By:    /s/ John M. Zerr
         -------------------------------              --------------------------
           Assistant Secretary                          John M. Zerr
                                                        Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 10

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment effective as of September 30, 2015, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated
May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Counselor Series Trust (Invesco Counselor Series Trust), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Contract to add Invesco Short Duration High Yield Municipal Fund;

   NOW, THEREFORE, the parties agree as follows;

   1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     FUNDS

          Invesco American Franchise Fund
          Invesco California Tax-Free Income Fund
          Invesco Core Plus Bond Fund
          Invesco Equally-Weighted S&P 500 Fund
          Invesco Equity and Income Fund
          Invesco Floating Rate Fund
          Invesco Global Real Estate Income Fund
          Invesco Growth and Income Fund
          Invesco Low Volatility Equity Yield Fund
          Invesco Pennsylvania Tax Free Income Fund
          Invesco S&P 500 Index Fund
          Invesco Short Duration High Yield Municipal Fund
          Invesco Small Cap Discovery Fund
          Invesco Strategic Real Return Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer,
                                                  Funds & Senior Vice
                                                  President, Fund Administration

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                              INVESCO ASSET MANAGEMENT
                              DEUTSCHLAND GMBH

                              Sub-Adviser

                              By:     /s/ Alexander Lehmann  /s/ Michael Fraikin
                                      ------------------------------------------
                              Name:   Alexander Lehmann      Michael Fraikin
                              Title:  Managing Director      Director

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ G J Proudfoot
                                                  ------------------------------
                                          Name:   G J Proudfoot
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Fanny Lee  /s/ Gracie Liu
                                                  ------------------------------
                                          Name:   Fanny Lee      Gracie Liu
                                          Title:  Director       Director

                                         INVESCO SENIOR SECURED MANAGEMENT, INC.

                                         Sub-Adviser

                                         By:      /s/ Jeffrey H. Kupor
                                                  ------------------------------
                                         Name:    Jeffrey H. Kupor
                                         Title:   Secretary & General Counsel

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

      (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
COUNSELOR SERIES TRUST)                INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY       INCOME TRUST
FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
SERIES)                                INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL INCOME
AIM INVESTMENT FUNDS (INVESCO          OPPORTUNITIES TRUST
INVESTMENT FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM SECTOR FUNDS (INVESCO SECTOR       INCOME TRUST
FUNDS)                                 INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SECURITIES TRUST
TAX-EXEMPT FUNDS)                      INVESCO SENIOR INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
TREASURER'S SERIES TRUST)              MUNICIPALS
AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
TRUST II

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

     AIM COUNSELOR
     SERIES TRUST
  (INVESCO COUNSELOR                                                EXPIRATION
     SERIES TRUST)           WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
------------------------- ------------------------  --------------  -----------
Invesco Strategic Real       Invesco will waive      4/30/2014      06/30/2017
Return Fund                 advisory fees in an
                            amount equal to the
                          advisory fees earned on
                           underlying affiliated
                                investments

    AIM INVESTMENT
    FUNDS (INVESCO                                                  EXPIRATION
   INVESTMENT FUNDS          WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
------------------------- ------------------------  --------------  -----------
Invesco Global Targeted      Invesco will waive      12/17/2013     06/30/2017
Returns Fund                advisory fees in an
                            amount equal to the
                          advisory fees earned on
                           underlying affiliated
                                investments

Invesco Strategic Income     Invesco will waive       5/2/2014      06/30/2017
Fund                        advisory fees in an
                            amount equal to the
                          advisory fees earned on
                           underlying affiliated
                                investments

Invesco Unconstrained        Invesco will waive      10/14/2014     06/30/2017
Bond Fund                   advisory fees in an
                            amount equal to the
                          advisory fees earned on
                           underlying affiliated
                                investments

    AIM TREASURER'S
     SERIES TRUST
  (INVESCO TREASURER'S                                              EXPIRATION
     SERIES TRUST)           WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
------------------------- ------------------------  --------------  -----------
Premier Portfolio            Invesco will waive       2/1/2011      12/31/2016
                            advisory fees in the
                           amount of 0.07% of the
                          Fund's average daily net
                                   assets

Premier U.S. Government      Invesco will waive       2/1/2011      12/31/2016
Money Portfolio             advisory fees in the
                           amount of 0.07% of the
                          Fund's average daily net
                                   assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                 EFFECTIVE DATE   COMMITTED UNTIL
---------                                               ------------------ ---------------
Invesco American Franchise Fund                         February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund                 February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                                June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund                   February 12, 2010   June 30, 2017
Invesco Equity and Income Fund                          February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                                 July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund                     July 1, 2007     June 30, 2017
Invesco Growth and Income Fund                          February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund                   July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund               February 12, 2010   June 30, 2017
Invesco S&P 500 Index Fund                              February 12, 2010   June 30, 2017
Invesco Short Duration High Yield Municipal Fund        September 30, 2015  June 30, 2017
Invesco Small Cap Discovery Fund                        February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund                        April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                  EFFECTIVE DATE COMMITTED UNTIL
---------                                                  -------------- ---------------
Invesco Charter Fund                                        July 1, 2007   June 30, 2017
Invesco Diversified Dividend Fund                           July 1, 2007   June 30, 2017
Invesco Summit Fund                                         July 1, 2007   June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                       EFFECTIVE DATE COMMITTED UNTIL
----                                                       -------------- ---------------
Invesco European Small Company Fund                         July 1, 2007   June 30, 2017
Invesco Global Core Equity Fund                             July 1, 2007   June 30, 2017
Invesco International Small Company Fund                    July 1, 2007   June 30, 2017
Invesco Small Cap Equity Fund                               July 1, 2007   June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                     ----------------- ---------------
Invesco Convertible Securities Fund                      February 12, 2010  June 30, 2017
Invesco Global Low Volatility Equity Yield Fund            July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                           July 1, 2007     June 30, 2017
Invesco Small Cap Growth Fund                              July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                               February 12, 2010  June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ----------------- ---------------
Invesco Asia Pacific Growth Fund                          July 1, 2007     June 30, 2017
Invesco European Growth Fund                              July 1, 2007     June 30, 2017
Invesco Global Growth Fund                                July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund                        August 3, 2012    June 30, 2017
Invesco Global Small & Mid Cap Growth Fund                July 1, 2007     June 30, 2017
Invesco International Companies Fund                    December 21, 2015  June 30, 2017
Invesco International Core Equity Fund                    July 1, 2007     June 30, 2017
Invesco International Growth Fund                         July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund                        August 3, 2012    June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco All Cap Market Neutral Fund                     December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/                   May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy Fund/2/        November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                            July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund                       May 11, 2011     June 30, 2017
Invesco Emerging Market Local Currency Debt Fund          June 14, 2010     June 30, 2017
Invesco Endeavor Fund                                      July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                            July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund                         May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund                      December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/3/                 September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/4/                 December 17, 2013   June 30, 2017
Invesco Greater China Fund                                 July 1, 2007     June 30, 2017
Invesco International Total Return Fund                    July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund                          December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets Fund            December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund                 December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund                           December 17, 2013   June 30, 2017
Invesco MLP Fund                                         August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                             February 12, 2010   June 30, 2017
Invesco Premium Income Fund                             December 13, 2011   June 30, 2017
Invesco Select Companies Fund                              July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                              May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund                          October 14, 2014   June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ----------------- ---------------
Invesco Corporate Bond Fund                             February 12, 2010  June 30, 2017
Invesco Global Real Estate Fund                           July 1, 2007     June 30, 2017
Invesco High Yield Fund                                   July 1, 2007     June 30, 2017
Invesco Limited Maturity Treasury Fund/5/                 July 1, 2007     June 30, 2017
Invesco Money Market Fund                                 July 1, 2007     June 30, 2017
Invesco Real Estate Fund                                  July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund                              July 1, 2007     June 30, 2017
Invesco U.S. Government Fund                              July 1, 2007     June 30, 2017

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/5/ Effective December 31, 2015, Invesco Limited Maturity Treasury Fund will change its name to Invesco Short Duration Inflation Protected Fund.

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ----------------- ---------------
Invesco American Value Fund                             February 12, 2010  June 30, 2017
Invesco Comstock Fund                                   February 12, 2010  June 30, 2017
Invesco Energy Fund                                       July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                              July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund                       July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                             February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund                            February 12, 2010  June 30, 2017
Invesco Technology Fund                                   July 1, 2007     June 30, 2017
Invesco Technology Sector Fund                          February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund                        February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ----------------- ---------------
Invesco High Yield Municipal Fund                       February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income Fund         February 12, 2010  June 30, 2017
Invesco Municipal Income Fund                           February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund                   February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                              July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund                July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ----------------- ---------------
Invesco V.I. American Franchise Fund                    February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund                        February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/5/           December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                              February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                             July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund                         April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund                  February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund              February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund                     February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund                    February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund                      July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund                      July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund                   July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund                     February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                              July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund                    July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund                      July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund                        February 12, 2010  June 30, 2017
Invesco V.I. Money Market Fund                            July 1, 2007     June 30, 2017
Invesco V.I. S&P 500 Index Fund                         February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund                        July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                              July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund                     July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                                 ------------------ ---------------
Invesco Exchange Fund                                September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

FUND                                                    EFFECTIVE DATE  COMMITTED UNTIL
----                                                   ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund       January 16, 2013  June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                                     EFFECTIVE DATE COMMITTED UNTIL
----                                                     -------------- ---------------
Invesco Conservative Income Fund                          July 1, 2014   June 30, 2017

                               CLOSED-END FUNDS

FUND                                                    EFFECTIVE DATE  COMMITTED UNTIL
----                                                    --------------- ---------------
Invesco Advantage Municipal Income Trust II              May 15, 2012    June 30, 2017
Invesco Bond Fund                                       August 26, 2015  June 30, 2017
Invesco California Value Municipal Income Trust          May 15, 2012    June 30, 2017
Invesco Dynamic Credit Opportunities Fund                May 15, 2012    June 30, 2017
Invesco High Income Trust II                             May 15, 2012    June 30, 2017
Invesco Municipal Income Opportunities Trust            August 26, 2015  June 30, 2017
Invesco Municipal Opportunity Trust                      May 15, 2012    June 30, 2017
Invesco Municipal Trust                                  May 15, 2012    June 30, 2017
Invesco Pennsylvania Value Municipal Income Trust        May 15, 2012    June 30, 2017
Invesco Quality Municipal Income Trust                  August 26, 2015  June 30, 2017
Invesco Senior Income Trust                              May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade Municipals            May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade New York Municipals   May 15, 2012    June 30, 2017
Invesco Value Municipal Income Trust                     June 1, 2010    June 30, 2017

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO MANAGEMENT TRUST
INVESCO MUNICIPAL OPPORTUNITY TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO SECURITIES TRUST
INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                          CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                       VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                      ------------ ----------  ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                         Contractual    2.00%        July 1, 2013      June 30, 2016
   Class B Shares                         Contractual    2.75%        July 1, 2013      June 30, 2016
   Class C Shares                         Contractual    2.75%        July 1, 2013      June 30, 2016
   Class R Shares                         Contractual    2.25%        July 1, 2013      June 30, 2016
   Class R5 Shares                        Contractual    1.75%        July 1, 2013      June 30, 2016
   Class R6 Shares                        Contractual    1.75%        July 1, 2013      June 30, 2016
   Class Y Shares                         Contractual    1.75%        July 1, 2013      June 30, 2016
Invesco California Tax-Free Income Fund
   Class A Shares                         Contractual    1.50%        July 1, 2012      June 30, 2016
   Class B Shares                         Contractual    2.00%        July 1, 2012      June 30, 2016
   Class C Shares                         Contractual    2.00%        July 1, 2012      June 30, 2016
   Class Y Shares                         Contractual    1.25%        July 1, 2012      June 30, 2016
Invesco Core Plus Bond Fund
   Class A Shares                         Contractual    0.86%      January 1, 2015   December 31, 2016
   Class B Shares                         Contractual    1.61%      January 1, 2015   December 31, 2016
   Class C Shares                         Contractual    1.61%      January 1, 2015   December 31, 2016
   Class R Shares                         Contractual    1.11%      January 1, 2015   December 31, 2016
   Class R5 Shares                        Contractual    0.61%      January 1, 2015   December 31, 2016
   Class R6 Shares                        Contractual    0.61%      January 1, 2015   December 31, 2016
   Class Y Shares                         Contractual    0.61%      January 1, 2015   December 31, 2016
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                         Contractual    2.00%        July 1, 2012      June 30, 2016
   Class B Shares                         Contractual    2.75%        July 1, 2012      June 30, 2016
   Class C Shares                         Contractual    2.75%        July 1, 2012      June 30, 2016
   Class R Shares                         Contractual    2.25%        July 1, 2012      June 30, 2016
   Class R6 Shares                        Contractual    1.75%     September 24, 2012   June 30, 2016
   Class Y Shares                         Contractual    1.75%        July 1, 2012      June 30, 2016
Invesco Equity and Income Fund
   Class A Shares                         Contractual    1.50%        July 1, 2012      June 30, 2016
   Class B Shares                         Contractual    2.25%        July 1, 2012      June 30, 2016
   Class C Shares                         Contractual    2.25%        July 1, 2012      June 30, 2016
   Class R Shares                         Contractual    1.75%        July 1, 2012      June 30, 2016
   Class R5 Shares                        Contractual    1.25%        July 1, 2012      June 30, 2016
   Class R6 Shares                        Contractual    1.25%     September 24, 2012   June 30, 2016
   Class Y Shares                         Contractual    1.25%        July 1, 2012      June 30, 2016
Invesco Floating Rate Fund
   Class A Shares                         Contractual    1.50%       April 14, 2006     June 30, 2016
   Class C Shares                         Contractual    2.00%       April 14, 2006     June 30, 2016
   Class R Shares                         Contractual    1.75%       April 14, 2006     June 30, 2016
   Class R5 Shares                        Contractual    1.25%       April 14, 2006     June 30, 2016
   Class R6 Shares                        Contractual    1.25%     September 24, 2012   June 30, 2016
   Class Y Shares                         Contractual    1.25%      October 3, 2008     June 30, 2016
Invesco Global Real Estate Income Fund
   Class A Shares                         Contractual    2.00%        July 1, 2009      June 30, 2016
   Class B Shares                         Contractual    2.75%        July 1, 2009      June 30, 2016
   Class C Shares                         Contractual    2.75%        July 1, 2009      June 30, 2016
   Class R5 Shares                        Contractual    1.75%        July 1, 2009      June 30, 2016
   Class R6 Shares                        Contractual    1.75%     September 24, 2012   June 30, 2016
   Class Y Shares                         Contractual    1.75%        July 1, 2009      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                  CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                              ------------ --------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class R Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual         1.75%             July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual         1.75%          September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2016
Invesco Low Volatility Equity Yield Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class R Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual         1.75%             July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2016
   Investor Class Shares                          Contractual         2.00%             July 1, 2012      June 30, 2016
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                 Contractual         1.50%             July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual         1.25%             July 1, 2012      June 30, 2016
Invesco S&P 500 Index Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2016
Invesco Short Duration High Yield Municipal Fund
   Class A Shares                                 Contractual         0.79%          September 30, 2015 December 31, 2016
   Class C Shares                                 Contractual         1.54%          September 30, 2015 December 31, 2016
   Class R5 Shares                                Contractual         0.54%          September 30, 2015 December 31, 2016
   Class Y Shares                                 Contractual         0.54%          September 30, 2015 December 31, 2016
Invesco Small Cap Discovery Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual         1.75%          September 24, 2012   June 30, 2016
   Class R6 Shares                                Contractual         1.75%          September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2016
Invesco Strategic Real Return Fund
   Class A Shares                                 Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2016
   Class C Shares                                 Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R Shares                                 Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2016
   Class R5 Shares                                Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R6 Shares                                Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class Y Shares                                 Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2016
   Class S Shares                          Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                          Contractual     2.00%      July 1, 2013    June 30, 2016
   Class B Shares                          Contractual     2.75%      July 1, 2013    June 30, 2016
   Class C Shares                          Contractual     2.75%      July 1, 2013    June 30, 2016
   Class R Shares                          Contractual     2.25%      July 1, 2013    June 30, 2016
   Class R5 Shares                         Contractual     1.75%      July 1, 2013    June 30, 2016
   Class R6 Shares                         Contractual     1.75%      July 1, 2013    June 30, 2016
   Class Y Shares                          Contractual     1.75%      July 1, 2013    June 30, 2016
   Investor Class Shares                   Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco Summit Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2016
   Class P Shares                          Contractual     1.85%      July 1, 2009    June 30, 2016
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2016
   Class S Shares                          Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2016
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2016
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                   ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                                      Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                                      Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                                      Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                                      Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                                     Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                                     Contractual     1.75%   September 24, 2012 June 30, 2016
   Class Y Shares                                      Contractual     1.75%      July 1, 2009    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                        ------------ -------------------  ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual  1.75% less net AFFE*  October 14, 2014  April 30, 2017
   Class C Shares                           Contractual  2.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class R Shares                           Contractual  2.00% less net AFFE*  October 14, 2014  April 30, 2017
   Class R5 Shares                          Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class R6 Shares                          Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class Y Shares                           Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares                           Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares                           Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares                           Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual         0.00%          November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares                           Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares                           Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares                           Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual         0.00%          November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares                           Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares                           Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares                           Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual         0.00%          November 4, 2009  April 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2016
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2016
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2016
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     1.46%      May 1, 2015     April 30, 2016
   Class B Shares                                Contractual     2.21%      May 1, 2015     April 30, 2016
   Class C Shares                                Contractual     2.21%      May 1, 2015     April 30, 2016
   Class R Shares                                Contractual     1.71%      May 1, 2015     April 30, 2016
   Class R5 Shares                               Contractual     1.21%      May 1, 2015     April 30, 2016
   Class Y Shares                                Contractual     1.21%      May 1, 2015     April 30, 2016

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2016
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2016
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                   ------------ -------------------  ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual         0.25%            May 1, 2012     April 30, 2017
   Class B Shares                      Contractual         1.00%            May 1, 2012     April 30, 2017
   Class C Shares                      Contractual         1.00%            May 1, 2012     April 30, 2017
   Class R Shares                      Contractual         0.50%            May 1, 2012     April 30, 2017
   Class R5 Shares                     Contractual         0.00%            May 1, 2012     April 30, 2017
   Class Y Shares                      Contractual         0.00%            May 1, 2012     April 30, 2017

Invesco International Allocation Fund
   Class A Shares                      Contractual         2.25%            May 1, 2012     June 30, 2016
   Class B Shares                      Contractual         3.00%            May 1, 2012     June 30, 2016
   Class C Shares                      Contractual         3.00%            May 1, 2012     June 30, 2016
   Class R Shares                      Contractual         2.50%            May 1, 2012     June 30, 2016
   Class R5 Shares                     Contractual         2.00%            May 1, 2012     June 30, 2016
   Class Y Shares                      Contractual         2.00%            May 1, 2012     June 30, 2016

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual         2.00%            July 1, 2009    June 30, 2016
   Class B Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class C Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class R Shares                      Contractual         2.25%            July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual         1.75%            July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual         1.75%         September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual         1.75%            July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual         1.50%            July 1, 2012    June 30, 2016
   Class B Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class C Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class R Shares                      Contractual         1.75%            July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual         1.25%            July 1, 2012    June 30, 2016
   Class S Shares                      Contractual         1.40%            July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual         1.25%            July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*  October 14, 2014  April 30, 2017
   Class C Shares                      Contractual  2.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class R Shares                      Contractual  1.61% less net AFFE*  October 14, 2014  April 30, 2017
   Class R5 Shares                     Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class R6 Shares                     Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class Y Shares                      Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual         2.00%            July 1, 2009    June 30, 2016
   Class B Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class C Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class R Shares                      Contractual         2.25%            July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual         1.75%            July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual         1.75%         September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual         1.75%            July 1, 2009    June 30, 2016
   Investor Class Shares               Contractual         2.00%            July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual         1.50%            July 1, 2012    June 30, 2016
   Class B Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class C Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual         1.25%            July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual         1.25%            July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco European Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30. 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2016

Invesco Global Growth Fund
   Class A Shares                           Contractual     1.31%    October 1, 2015   February 28, 2017
   Class B Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class C Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class R5 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class R6 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class Y Shares                           Contractual     1.06%    October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%     August 1, 2012   February 28, 2017
   Class C Shares                           Contractual     2.11%     August 1, 2012   February 28, 2017
   Class R Shares                           Contractual     1.61%     August 1, 2012   February 28, 2017
   Class R5 Shares                          Contractual     1.11%     August 1, 2012   February 28, 2017
   Class R6 Shares                          Contractual     1.11%   September 24, 2012 February 28, 2017
   Class Y Shares                           Contractual     1.11%     August 1, 2012   February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30. 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco International Companies Fund
   Class A Shares                           Contractual     1.33%   December 21, 2015  February 28, 2017
   Class C Shares                           Contractual     2.08%   December 21, 2015  February 28, 2017
   Class R Shares                           Contractual     1.58%   December 21, 2015  February 28, 2017
   Class R5 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class R6 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class Y Shares                           Contractual     1.08%   December 21, 2015  February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30. 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2016
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2016
   Class R6 Shares                          Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco International Growth Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2013      June 30, 2016
   Class B Shares                                 Contractual     3.00%      July 1, 2013      June 30, 2016
   Class C Shares                                 Contractual     3.00%      July 1, 2013      June 30, 2016
   Class R Shares                                 Contractual     2.50%      July 1, 2013      June 30, 2016
   Class R5 Shares                                Contractual     2.00%      July 1, 2013      June 30, 2016
   Class R6 Shares                                Contractual     2.00%      July 1, 2013      June 30, 2016
   Class Y Shares                                 Contractual     2.00%      July 1, 2013      June 30, 2016

Invesco Select Opportunities Fund
   Class A Shares                                 Contractual     1.51%     August 1, 2012   February 28, 2017
   Class C Shares                                 Contractual     2.26%     August 1, 2012   February 28, 2017
   Class R Shares                                 Contractual     1.76%     August 1, 2012   February 28, 2017
   Class R5 Shares                                Contractual     1.26%     August 1, 2012   February 28, 2017
   Class R6 Shares                                Contractual     1.26%   September 24, 2012 February 28, 2017
   Class Y Shares                                 Contractual     1.26%     August 1, 2012   February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                                 Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                                 Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  February 28, 2017

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2016
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     2.00%      July 1, 2014      June 30. 2016
   Class B Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2016
   Class C Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2016
   Class R Shares                                 Contractual     2.25%      July 1, 2014      June 30, 2016
   Class R5 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2016
   Class R6 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2016
   Class Y Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2016

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30. 2016
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                             CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                         ------------ -------------------  ------------------ -----------------
Invesco Emerging Markets Equity Fund
   Class A Shares                            Contractual         1.85%            May 11, 2011    February 28, 2017
   Class C Shares                            Contractual         2.60%            May 11, 2011    February 28, 2017
   Class R Shares                            Contractual         2.10%            May 11, 2011    February 28, 2017
   Class R5 Shares                           Contractual         1.60%            May 11, 2011    February 28, 2017
   Class R6 Shares                           Contractual         1.60%         September 24, 2012 February 28, 2017
   Class Y Shares                            Contractual         1.60%            May 11, 2011    February 28, 2017

Invesco Emerging Market Local Currency Debt
  Fund
   Class A Shares                            Contractual         1.24%           June 14, 2010    February 28, 2017
   Class B Shares                            Contractual         1.99%           June 14, 2010    February 28, 2017
   Class C Shares                            Contractual         1.99%           June 14, 2010    February 28, 2017
   Class R Shares                            Contractual         1.49%           June 14, 2010    February 28, 2017
   Class Y Shares                            Contractual         0.99%           June 14, 2010    February 28, 2017
   Class R5 Shares                           Contractual         0.99%           June 14, 2010    February 28, 2017
   Class R6 Shares                           Contractual         0.99%         September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares                            Contractual         2.00%            July 1, 2009      June 30. 2016
   Class B Shares                            Contractual         2.75%            July 1, 2009      June 30, 2016
   Class C Shares                            Contractual         2.75%            July 1, 2009      June 30, 2016
   Class R Shares                            Contractual         2.25%            July 1, 2009      June 30, 2016
   Class R5 Shares                           Contractual         1.75%            July 1, 2009      June 30, 2016
   Class R6 Shares                           Contractual         1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                            Contractual         1.75%            July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
   Class A Shares                            Contractual         2.00%            July 1, 2012      June 30. 2016
   Class B Shares                            Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                            Contractual         2.75%            July 1, 2012      June 30, 2016
   Class Y Shares                            Contractual         1.75%            July 1, 2012      June 30, 2016
   Investor Class Shares                     Contractual         2.00%            July 1, 2012      June 30, 2016

Invesco Global Infrastructure Fund
   Class A Shares                            Contractual         1.40%            May 2, 2014     February 28, 2017
   Class C Shares                            Contractual         2.15%            May 2, 2014     February 28, 2017
   Class R Shares                            Contractual         1.65%            May 2, 2014     February 28, 2017
   Class Y Shares                            Contractual         1.15%            May 2, 2014     February 28, 2017
   Class R5 Shares                           Contractual         1.15%            May 2, 2014     February 28, 2017
   Class R6 Shares                           Contractual         1.15%            May 2, 2014     February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                            Contractual  1.80% less net AFFE* December 17, 2013  February 29, 2016
   Class C Shares                            Contractual  2.55% less net AFFE* December 17, 2013  February 29, 2016
   Class R Shares                            Contractual  2.05% less net AFFE* December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016

Invesco Global Markets Strategy Fund/5/
   Class A Shares                            Contractual         1.65%           March 1, 2016    February 28, 2017
   Class C Shares                            Contractual         2.40%           March 1, 2016    February 28, 2017
   Class R Shares                            Contractual         1.90%           March 1, 2016    February 28, 2017
   Class R5 Shares                           Contractual         1.40%           March 1, 2016    February 28, 2017
   Class R6 Shares                           Contractual         1.40%           March 1, 2016    February 28, 2017
   Class Y Shares                            Contractual         1.40%           March 1, 2016    February 28, 2017

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                          ------------ -------------------  ------------------ -----------------
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual         1.62%         December 17, 2013  February 28, 2017
   Class C Shares                             Contractual         2.37%         December 17, 2013  February 28, 2017
   Class R Shares                             Contractual         1.87%         December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual         1.37%         December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual         1.37%         December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual         1.37%         December 17, 2013  February 28, 2017

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual  1.80% less net AFFE* December 17, 2013  February 29, 2016
   Class C Shares                             Contractual  2.55% less net AFFE* December 17, 2013  February 29, 2016
   Class R Shares                             Contractual  2.05% less net AFFE* December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual         1.65%           March 1, 2016    February 28, 2017
   Class C Shares                             Contractual         2.40%           March 1, 2016    February 28, 2017
   Class R Shares                             Contractual         1.90%           March 1, 2016    February 28, 2017
   Class R5 Shares                            Contractual         1.40%           March 1, 2016    February 28, 2017
   Class R6 Shares                            Contractual         1.40%           March 1, 2016    February 28, 2017
   Class Y Shares                             Contractual         1.40%           March 1, 2016    February 28, 2017

Invesco Greater China Fund
   Class A Shares                             Contractual         2.25%            July 1, 2009      June 30, 2016
   Class B Shares                             Contractual         3.00%            July 1, 2009      June 30, 2016
   Class C Shares                             Contractual         3.00%            July 1, 2009      June 30, 2016
   Class R5 Shares                            Contractual         2.00%            July 1, 2009      June 30, 2016
   Class Y Shares                             Contractual         2.00%            July 1, 2009      June 30, 2016

Invesco International Total Return Fund
   Class A Shares                             Contractual         1.10%           March 31, 2006   February 28, 2017
   Class B Shares                             Contractual         1.85%           March 31, 2006   February 28, 2017
   Class C Shares                             Contractual         1.85%           March 31, 2006   February 28, 2017
   Class R5 Shares                            Contractual         0.85%          October 3, 2008   February 28, 2017
   Class R6 Shares                            Contractual         0.85%         September 24, 2012 February 28, 2017
   Class Y Shares                             Contractual         0.85%           March 31, 2006   February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual         1.87%         December 17, 2013  February 28, 2017
   Class C Shares                             Contractual         2.62%         December 17, 2013  February 28, 2017
   Class R Shares                             Contractual         2.12%         December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual         1.62%         December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual         1.62%         December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual         1.62%         December 17, 2013  February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual         1.72%         December 17, 2013  February 28, 2017
   Class C Shares                             Contractual         2.47%         December 17, 2013  February 28, 2017
   Class R Shares                             Contractual         1.97%         December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual         1.47%         December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual         1.47%         December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual         1.47%         December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A Shares                             Contractual         1.50%          August 29, 2014   February 28, 2017
   Class C Shares                             Contractual         2.25%          August 29, 2014   February 28, 2017
   Class R Shares                             Contractual         1.75%          August 29, 2014   February 28, 2017
   Class R5 Shares                            Contractual         1.25%          August 29, 2014   February 28, 2017
   Class R6 Shares                            Contractual         1.25%          August 29, 2014   February 28, 2017
   Class Y Shares                             Contractual         1.25%          August 29, 2014   February 28, 2017

See page 17 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                     ------------ -------------------  ----------------- -----------------
Invesco Macro International Equity Fund
   Class A Shares                        Contractual         1.43%         December 17, 2013 February 28, 2017
   Class C Shares                        Contractual         2.18%         December 17, 2013 February 28, 2017
   Class R Shares                        Contractual         1.68%         December 17, 2013 February 28, 2017
   Class R5 Shares                       Contractual         1.18%         December 17, 2013 February 28, 2017
   Class R6 Shares                       Contractual         1.18%         December 17, 2013 February 28, 2017
   Class Y Shares                        Contractual         1.18%         December 17, 2013 February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                        Contractual         1.87%         December 17, 2013 February 28, 2017
   Class C Shares                        Contractual         2.62%         December 17, 2013 February 28, 2017
   Class R Shares                        Contractual         2.12%         December 17, 2013 February 28, 2017
   Class R5 Shares                       Contractual         1.62%         December 17, 2013 February 28, 2017
   Class R6 Shares                       Contractual         1.62%         December 17, 2013 February 28, 2017
   Class Y Shares                        Contractual         1.62%         December 17, 2013 February 28, 2017

Invesco Pacific Growth Fund
   Class A Shares                        Contractual         2.25%           July 1, 2012      June 30. 2016
   Class B Shares                        Contractual         3.00%           July 1, 2012      June 30, 2016
   Class C Shares                        Contractual         3.00%           July 1, 2012      June 30, 2016
   Class R Shares                        Contractual         2.50%           July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual         2.00%           July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual         2.00%           July 1, 2012      June 30, 2016

Invesco Premium Income Fund
   Class A Shares                        Contractual         1.05%           March 1, 2015   February 28, 2017
   Class C Shares                        Contractual         1.80%           March 1, 2015   February 28, 2017
   Class R Shares                        Contractual         1.30%           March 1, 2015   February 28, 2017
   Class R5 Shares                       Contractual         0.80%           March 1, 2015   February 28, 2017
   Class R6 Shares                       Contractual         0.80%           March 1, 2015   February 28, 2017
   Class Y Shares                        Contractual         0.80%           March 1, 2015   February 28, 2017

Invesco Select Companies Fund
   Class A Shares                        Contractual         2.00%           July 1, 2009      June 30. 2016
   Class B Shares                        Contractual         2.75%           July 1, 2009      June 30, 2016
   Class C Shares                        Contractual         2.75%           July 1, 2009      June 30, 2016
   Class R Shares                        Contractual         2.25%           July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual         1.75%           July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual         1.75%           July 1, 2009      June 30, 2016

Invesco Strategic Income Fund
   Class A Shares                        Contractual  0.85% less net AFFE*    May 2, 2014    February 28, 2017
   Class C Shares                        Contractual  1.60% less net AFFE*    May 2, 2014    February 28, 2017
   Class R Shares                        Contractual  1.10% less net AFFE*    May 2, 2014    February 28, 2017
   Class Y Shares                        Contractual  0.60% less net AFFE*    May 2, 2014    February 28, 2017
   Class R5 Shares                       Contractual  0.60% less net AFFE*    May 2, 2014    February 28, 2017
   Class R6 Shares                       Contractual  0.60% less net AFFE*    May 2, 2014    February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                        Contractual  1.04% less net AFFE* October 14, 2014  February 28, 2017
   Class C Shares                        Contractual  1.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R Shares                        Contractual  1.29% less net AFFE* October 14, 2014  February 28, 2017
   Class Y Shares                        Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R5 Shares                       Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R6 Shares                       Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017

See page 17 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                             ------------ ----------  ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012      June 30, 2016
   Class B Shares                                Contractual      2.25%      July 1, 2012      June 30, 2016
   Class C Shares                                Contractual      2.25%      July 1, 2012      June 30, 2016
   Class R Shares                                Contractual      1.75%      July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                               Contractual      1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2012      June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                                Contractual      2.00%      July 1, 2009      June 30, 2016
   Class B Shares                                Contractual      2.75%      July 1, 2009      June 30, 2016
   Class C Shares                                Contractual      2.75%      July 1, 2009      June 30, 2016
   Class R Shares                                Contractual      2.25%      July 1, 2009      June 30, 2016
   Class R5 Shares                               Contractual      1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                               Contractual      1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual      1.75%      July 1, 2009      June 30, 2016

Invesco High Yield Fund
   Class A Shares                                Contractual      1.50%      July 1, 2013      June 30, 2016
   Class B Shares                                Contractual      2.25%      July 1, 2013      June 30, 2016
   Class C Shares                                Contractual      2.25%      July 1, 2013      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class R6 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2013      June 30, 2016
   Investor Class Shares                         Contractual      1.50%      July 1, 2013      June 30, 2016

Invesco Limited Maturity Treasury Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012      June 30, 2016
   Class A2 Shares                               Contractual      1.40%      July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2012      June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2012      June 30, 2016

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                Contractual      0.55%   December 31, 2015  December 31, 2016
   Class A2 Shares                               Contractual      0.45%   December 31, 2015  December 31, 2016
   Class R5 Shares                               Contractual      0.30%   December 31, 2015  December 31, 2016
   Class R6 Shares                               Contractual      0.30%   December 31, 2015  December 31, 2016
   Class Y Shares                                Contractual      0.30%   December 31, 2015  December 31, 2016

Invesco Real Estate Fund
   Class A Shares                                Contractual      2.00%      July 1, 2012      June 30, 2016
   Class B Shares                                Contractual      2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                Contractual      2.75%      July 1, 2012      June 30, 2016
   Class R Shares                                Contractual      2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares                               Contractual      1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual      1.75%      July 1, 2012      June 30, 2016
   Investor Class Shares                         Contractual      2.00%      July 1, 2012      June 30, 2016

Invesco Short Term Bond Fund
   Class A Shares                                Contractual      1.40%      July 1, 2013      June 30, 2016
   Class C Shares                                Contractual     1.75%/2/    July 1, 2013      June 30, 2016
   Class R Shares                                Contractual      1.75%      July 1, 2013      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class R6 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2013      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco U.S. Government Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                        Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                        Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R Shares                        Contractual     1.75%     July 1, 2012    June 30, 2016
   Class R5 Shares                       Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2016
   Investor Class Shares                 Contractual     1.50%     July 1, 2012    June 30, 2016

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ------------------ ---------------
Invesco American Value Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013     June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2013     June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2013     June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2013     June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2013     June 30, 2016
   Class R6 Shares                       Contractual     1.75%      July 1, 2013     June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2013     June 30, 2016

Invesco Comstock Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012     June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2012     June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2012     June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2012     June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2012     June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012  June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2012     June 30, 2016

Invesco Energy Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2009     June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2009     June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares                 Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
   Class A Shares                        Contractual     1.14%   September 1, 2014  August 31, 2016
   Class B Shares                        Contractual     1.89%   September 1, 2014  August 31, 2016
   Class C Shares                        Contractual     1.89%   September 1, 2014  August 31, 2016
   Class R5 Shares                       Contractual     0.89%   September 1, 2014  August 31, 2016
   Class R6 Shares                       Contractual     0.89%   September 1, 2014  August 31, 2016
   Class Y Shares                        Contractual     0.89%   September 1, 2014  August 31, 2016
   Investor Class Shares                 Contractual     1.14%   September 1, 2014  August 31, 2016

Invesco Gold & Precious Metals Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2009     June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares                 Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares                        Contractual     2.00%     August 1, 2015    June 30, 2016
   Class B Shares                        Contractual     2.75%     August 1, 2015    June 30, 2016
   Class C Shares                        Contractual     2.75%     August 1, 2015    June 30, 2016
   Class R Shares                        Contractual     2.25%     August 1, 2015    June 30, 2016
   Class R5 Shares                       Contractual     1.75%     August 1, 2015    June 30, 2016
   Class R6 Shares                       Contractual     1.75%     August 1, 2015    June 30, 2016
   Class Y Shares                        Contractual     1.75%     August 1, 2015    June 30, 2016

See page 17 for footnotes to Exhibit A.

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                              ------------ ---------- ----------------- -------------
Invesco Small Cap Value Fund
   Class A Shares                 Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class Y Shares                 Contractual     1.75%     July 1, 2012    June 30, 2016

Invesco Technology Fund
   Class A Shares                 Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R5 Shares                Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                 Contractual     1.75%     July 1, 2012    June 30, 2016
   Investor Class Shares          Contractual     2.00%     July 1, 2012    June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                 Contractual     2.00%   February 12, 2010 June 30, 2016
   Class B Shares                 Contractual     2.75%   February 12, 2010 June 30, 2016
   Class C Shares                 Contractual     2.75%   February 12, 2010 June 30, 2016
   Class Y Shares                 Contractual     1.75%   February 12, 2010 June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                 Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                 Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R Shares                 Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                 Contractual     1.75%     July 1, 2012    June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2016
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2016
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2016
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2016

Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2016
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2016

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Limited Term Municiipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2016
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016


See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                  ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund Institutional Class  Contractual     0.28%     July 1, 2014    December 31, 2016

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(f) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                             EFFECTIVE DATE
                                    CONTRACTUAL/  EXPENSE      OF CURRENT      EXPIRATION
FUND                                 VOLUNTARY   LIMITATION      LIMIT            DATE
----                                ------------ ----------  -------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/  July 1, 2009  December 31, 2016
   Corporate Class                  Contractual     0.17%     July 1, 2009  December 31, 2016
   Institutional Class              Contractual     0.14%     July 1, 2009  December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/  July 1, 2009  December 31, 2016
   Private Investment Class         Contractual     0.44%/2/  July 1, 2009  December 31, 2016
   Reserve Class                    Contractual     1.01%/2/  July 1, 2009  December 31, 2016
   Resource Class                   Contractual     0.30%/2/  July 1, 2009  December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/  July 1, 2009  December 31, 2016
   Corporate Class                  Contractual     0.17%     July 1, 2009  December 31, 2016
   Institutional Class              Contractual     0.14%     July 1, 2009  December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/  July 1, 2009  December 31, 2016
   Private Investment Class         Contractual     0.39%/2/  July 1, 2009  December 31, 2016
   Reserve Class                    Contractual     1.01%/2/  July 1, 2009  December 31, 2016
   Resource Class                   Contractual     0.30%/2/  July 1, 2009  December 31, 2016

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/  July 1, 2009  December 31, 2016
   Corporate Class                  Contractual     0.17%     July 1, 2009  December 31, 2016
   Institutional Class              Contractual     0.14%     July 1, 2009  December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/  July 1, 2009  December 31, 2016
   Private Investment Class         Contractual     0.44%/2/  July 1, 2009  December 31, 2016
   Reserve Class                    Contractual     1.01%/2/  July 1, 2009  December 31, 2016
   Resource Class                   Contractual     0.34%     July 1, 2009  December 31, 2016

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/  July 1, 2009  December 31, 2016
   Corporate Class                  Contractual     0.17%     July 1, 2009  December 31, 2016
   Institutional Class              Contractual     0.14%     July 1, 2009  December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/  July 1, 2009  December 31, 2016
   Private Investment Class         Contractual     0.44%/2/  July 1, 2009  December 31, 2016
   Reserve Class                    Contractual     1.01%/2/  July 1, 2009  December 31, 2016
   Resource Class                   Contractual     0.30%/2/  July 1, 2009  December 31, 2016

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/  July 1, 2009  December 31, 2016
   Corporate Class                  Contractual     0.28%     July 1, 2009  December 31, 2016
   Institutional Class              Contractual     0.25%     July 1, 2009  December 31, 2016
   Personal Investment Class        Contractual     0.80%/2/  July 1, 2009  December 31, 2016
   Private Investment Class         Contractual     0.50%/2/  July 1, 2009  December 31, 2016
   Reserve Class                    Contractual     1.12%/2/  July 1, 2009  December 31, 2016
   Resource Class                   Contractual     0.41%/2/  July 1, 2009  December 31, 2016

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/  July 1, 2009  December 31, 2016
   Corporate Class                  Contractual     0.17%     July 1, 2009  December 31, 2016
   Institutional Class              Contractual     0.14%     July 1, 2009  December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/  July 1, 2009  December 31, 2016
   Private Investment Class         Contractual     0.44%/2/  July 1, 2009  December 31, 2016
   Reserve Class                    Contractual     1.01%/2/  July 1, 2009  December 31, 2016
   Resource Class                   Contractual     0.30%/2/  July 1, 2009  December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                           ------------ --------------------  ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual          2.00%           July 1, 2014    June 30, 2016
   Series II Shares                            Contractual          2.25%           July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                             Contractual          2.00%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual          2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2017
   Series II Shares                            Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual          0.78%           May 1, 2013     April 30, 2017
   Series II Shares                            Contractual          1.03%           May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual          2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual          2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual          0.61%          April 30, 2015   April 30, 2017
   Series II Shares                            Contractual          0.86%          April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual          2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual          2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual          2.00%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual          2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual          1.50%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual          1.75%           July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual          2.25%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual          2.50%           July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual          2.00%           May 1. 2013     June 30, 2016
   Series II Shares                            Contractual          2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual          2.00%           May 1. 2013     June 30, 2016
   Series II Shares                            Contractual          2.25%           May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1. 2013     April 30, 2017
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2016
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     2.00%     May 1, 2015     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2016
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2016

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1. 2013     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2016
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(f) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ----------------- --------------
Invesco California Value Municipal Income Trust   Voluntary      0.73%     July 1, 2015         N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- --------------
Invesco Municipal Opportunity Trust   Voluntary      0.89%   November 1, 2014       N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- --------------
Invesco Quality Municipal Income Trust   Voluntary      0.50%   October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                    ------------ ---------- ----------------- --------------
Invesco Trust for Investment Grade New York Municipals   Voluntary      0.69%    August 27, 2012       N/A

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 8

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of September 30, 2015, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) and the Invesco Conservative Income Fund (a series portfolio of
       IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

By:     /s/ John M. Zerr
        --------------------------
Name:   John M. Zerr
Title:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

By:     /s/ Andrew Schlossberg
        --------------------------
Name:   Andrew Schlossberg
Title:  Managing Director of US
        Strategy and Marketing

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 9

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 21, 2015, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco International Companies Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

By:     /s/ John M. Zerr
        --------------------------
Name:   John M. Zerr
Title:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

By:     /s/ Andrew Schlossberg
        --------------------------
Name:   Andrew Schlossberg
Title:  Managing Director of US
        Strategy and Marketing